Exhibit 99.1

ICON Leasing Fund Twelve, LLC

Portfolio Overview

Third Quarter 2013

Table of Contents

Introduction to Portfolio Overview	1

Investments During the Quarter	1

Investment Following the Quarter	2

Dispositions During the Quarter	2

Dispositions Following the Quarter	3

Portfolio Overview	4

Revolving Line of Credit	7

Performance Analysis	8

Transactions with Related Parties	10

Financial Statements	12

Forward Looking Statements	16

Additional Information	16

ICON Leasing Fund Twelve, LLC

As of February 21, 2014

Introduction to Portfolio Overview

We are pleased to present ICON Leasing Fund Twelve, LLC’s (the “Fund”) Portfolio Overview for the quarter ended September 30, 2013. References to “we,” “us,” and “our” are references to the Fund, and references to the “Manager” are references to the manager of the Fund, ICON Capital, LLC.

The Fund raised $347,686,947 commencing with our initial offering on May 7, 2007 through the closing of our offering on April 30, 2009.  During our operating period, we will continue to seek to finance equipment subject to lease or to structure financings secured primarily by equipment.  Following our operating period, we will enter our liquidation period, during which time the loans and leases we own will mature or be sold in the ordinary course of business.

Investments During the Quarter

The Fund made the following investments during the quarter ended September 30, 2013:

Murray Energy Corporation
Investment Date:	9/12/2013	Collateral:	Mining equipment acquired for $15,107,000.
Structure:	Lease
Expiration Date:	9/30/2015
Purchase Price:	$15,107,000
The Fund's Investment:	$4,985,000

Cenveo Corporation
Investment Date:	9/16/2013	Collateral:	Printing, folding and packaging equipment used in the production of commercial envelopes valued at $29,123,000.
Structure:	Loan
Maturity Date:	10/1/2018
Facility Amount:	$20,000,000
The Fund's Investment:	$11,000,000

ICON Leasing Fund Twelve, LLC

Investment Following the Quarter

The Fund made the following investment after the quarter ended September 30, 2013:

Green Field Energy Services, Inc.
Investment Date:	11/26/2013	Collateral:	Oil field service equipment valued at $128,000,000.
Structure:	Loan
Maturity Date:	9/1/2014
Facility Amount:	$15,000,000*
The Fund's Investment:	$7,500,000
*Represents the total facility for ICON equipment funds only.

Dispositions During the Quarter

The Fund disposed of the following investments during the quarter ended September 30, 2013:

Ionian Group
Structure:	Lease	Collateral:	A product tanker vessel.
Disposition Date:	7/2/2013
The Fund's Investment:	$1,056,000
Total Proceeds Received:	$1,775,000

Sealynx
Structure:	Lease	Collateral:	Auto parts manufacturing equipment.
Disposition Date:	7/8/2013
The Fund's Investment:	€7,638,000
Total Proceeds Received:	€7,430,000

Broadview Networks Holdings, Inc.
Structure:	Lease	Collateral:	Telecommunications equipment.
Disposition Dates:	7/31/2013 8/31/2013
The Fund's Investment:	$1,215,000
Total Proceeds Received:	$1,580,000

ICON Leasing Fund Twelve, LLC

Dispositions During the Quarter (continued)

Leighton Holdings Ltd.
Structure:	Lease	Collateral:	An accommodation and work barge.
Disposition Date:	8/25/2013
The Fund's Investment:	$3,889,000
Total Proceeds Received:	$8,159,000

EMS Enterprise Holdings, LLC
Structure:	Loan	Collateral:	Metal cladding equipment consisting of furnaces, rolling mills, winders, slitters and production lines.
Disposition Date:	9/3/2013
The Fund's Investment:	$3,200,000
Total Proceeds Received:	$4,460,000

AET, Inc. Limited
Structure:	Lease	Collateral:	One Aframax tanker.
Disposition Date:	8/16/2013
The Fund's Investment:	$14,475,000
Total Proceeds Received:	$3,260,000

Dispositions Following the Quarter

The Fund disposed of the following investments after the quarter ended September 30, 2013:

Leighton Holdings Ltd.
Structure:	Lease	Collateral:	Three pipelay barges.
Disposition Date:	March 2014
The Fund's Investment:	$10,240,000
Anticipated Total Proceeds:	Approximately $79,420,000*
* Includes anticipated approximate aggregate purchase price of barges in connection with a pending sale to Leighton.

ICON Leasing Fund Twelve, LLC

Dispositions Following the Quarter (continued)

Pliant Corporation
Structure:	Lease	Collateral:	Plastic films and flexible packaging manufacturing equipment.
Disposition Date:	10/7/2013
The Fund's Investment:	$5,452,000
Total Proceeds Received:	$9,497,000

Broadview Networks Holdings, Inc.
Structure:	Lease	Collateral:	Telecommunications equipment.
Disposition Dates:	12/31/2013
The Fund's Investment:	$1,856,000
Total Proceeds Received:	$2,401,000

ION Geophysical, Inc.
Structure:	Loan	Collateral:	Analog seismic system equipment.
Disposition Date:	1/31/2014
The Fund's Investment:	$11,000,000
Total Proceeds Received:	$16,011,000

AET, Inc. Limited
Structure:	Lease	Collateral:	Two Aframax tankers.
Disposition Date:	11/7/2013
The Fund's Investment:	$16,786,000
Total Proceeds Received:	$8,021,000

Portfolio Overview

As of September 30, 2013, our portfolio consisted of the following investments:

VAS Aero Services, LLC
Structure:	Loan	Collateral:	Aircraft engines and related parts.
Maturity Date:	10/6/2014

ICON Leasing Fund Twelve, LLC

Portfolio Overview (continued)

Frontier Oilfield Services, Inc.
Structure:	Loan	Collateral:	Saltwater disposal wells and related equipment.
Maturity Date:	2/1/2018

ION Geophysical, Inc.
Structure:	Loan	Collateral:	Analog seismic system equipment.
Maturity Date:	8/1/2014

AET, Inc. Limited
Structure:	Lease	Collateral:	Four Aframax tankers and two Very Large Crude Carriers.
Expiration Dates:	11/14/2013
3/29/2014
3/29/2021

SAExploration, Inc.
Structure:	Loan	Collateral:	Seismic imaging equipment.
Maturity Date:	11/28/2016

Vroon Group B.V.
Structure:	Lease	Collateral:	Two handy-size container vessels.
Expiration Date:	4/24/2014

Swiber Holdings Limited
Structure:	Lease	Collateral:	A saturation diving system and a 300-man accommodation and work barge.
Expiration Date:	6/30/2014 3/23/2017

Leighton Holdings Ltd.
Structure:	Lease	Collateral:	Three pipelay barges.
Expiration Dates:	10/27/2017
1/4/2018

ICON Leasing Fund Twelve, LLC

Portfolio Overview (continued)

NTS, Inc.
Structure:	Loan	Collateral:	All of the telecommunications equipment and assets of NTS.
Maturity Date:	7/1/2017

Lubricating Specialties Company
Structure:	Loan	Collateral:	Liquid storage tanks, blending lines and packaging equipment.
Maturity Date:	8/1/2018

Murray Energy Corporation
Structure:	Lease	Collateral:	Mining equipment.
Expiration Date:	9/30/2015

Cenveo Corporation
Structure:	Loan	Collateral:	Printing, folding and packaging equipment used in the production of commercial envelopes.
Maturity Date:	10/1/2018

Pliant Corporation
Structure:	Lease	Collateral:	Plastic films and flexible packaging manufacturing equipment.
Expiration Date:	9/30/2013

Magnum Coal Company
Structure:	Lease	Collateral:	A Bucyrus Erie model 1570 Dragline.
Expiration Date:	8/1/2015

Broadview Networks Holdings, Inc.
Structure:	Lease	Collateral:	Telecommunications equipment.
Expiration Dates:	Various dates through 3/31/2014

ICON Leasing Fund Twelve, LLC

Portfolio Overview (continued)

Jurong Aromatics Corporation Pte. Ltd.
Structure:	Loan	Collateral:	Equipment, plant, and machinery associated with the condensate splitter and aromatics complex located on Jurong Island, Singapore.
Maturity Date:	1/16/2021

Superior Tube Inc.
Structure:	Loan	Collateral:	Equipment and related inventory used in oil field services business.
Maturity Date:	10/1/2017

Palmali Holding Company Limited
Structure:	Loan	Collateral:	Two Aframax tanker vessels.
Maturity Dates:	7/28/2016 9/14/2016

Revolving Line of Credit

On May 10, 2011, the Fund entered into a loan agreement with California Bank & Trust (“CB&T”) for a revolving line of credit of up to $10,000,000 (the “Facility”), which is secured by all of the Fund’s assets not subject to a first priority lien.  Amounts available under the Facility are subject to a borrowing base that is determined, subject to certain limitations, based on the present value of the future receivables under certain loans and lease agreements in which the Fund has a beneficial interest.

The Facility has been extended through March 31, 2015. The interest rate on general advances under the Facility is CB&T’s prime rate. We may elect to designate up to five advances on the outstanding principal balance of the Facility to bear interest at the London Interbank Offered Rate plus 2.5% per year. In all instances, borrowings under the Facility are subject to an interest rate floor of 4.0% per year. In addition, we are obligated to pay an annualized 0.5% fee on unused commitments under the Facility. At September 30, 2013, the Fund had $7,500,000 outstanding under the Facility.  Subsequent to September 30, 2013, the Fund repaid the $7,500,000.

Performance Analysis

Capital Invested as of September 30, 2013	$393,453,301
Leverage Ratio	0.75:1*
% of Receivables Collected in the Quarter Ended September 30, 2013	100%**

*    Leverage ratio is defined as total liabilities divided by total equity.
**  Collections as of January 7, 2014.

One of our objectives is to provide cash distributions to our members.  In order to assess our ability to meet this objective, unaffiliated broker dealers, third party due diligence providers and other members of the investing community have requested that we report a financial measure that can be reconciled to our financial statements and can be used to assess our ability to support cash distributions from our business operations.  We refer to this financial measure as cash available from our business operations, or CABO.  CABO is not equivalent to our net operating income or loss as determined under GAAP.  Rather, it is a measure that may be a better financial measure for an equipment fund because it measures cash generated by investments, net of management fees and expenses, during a specific period of time.  We define CABO as the net change in cash during the period plus distributions to members and investments made during such period, less the debt  proceeds used to make such investments and the activity related to the Facility, as well as the net proceeds from equity raised through the sale of interests during such period, if any.

We believe that CABO may be an appropriate supplemental measure of an equipment fund’s performance because it is based on a measurement of cash during a specific period that excludes cash from non-business operations, such as distributions, investments and equity raised.

Presentation of this information is intended to assist unaffiliated broker dealers, third party due diligence providers and other members of the investing community in understanding the Fund’s ability to support its distributions from its business operations. It should be noted, however, that no other equipment funds calculate CABO, and therefore comparisons with other equipment funds are not meaningful.  CABO should not be considered as an alternative to net income (loss) as an indication of our performance or as an indication of our liquidity.  CABO should be reviewed in conjunction with other measurements as an indication of our performance.

Cash Available from Business Operations, or CABO, is the cash generated by investments during a specific period of time, net of fees and expenses, excluding distributions to members, net equity raised and investments made.

Net Change in Cash per GAAP Cash Flow Statement	Business Operations Net cash flow generated by our investments, net of fees and expenses (CABO)	Non-Business Operations Net Equity Raised Cash expended to make Investments and Distributions to Members

As indicated above, the total net change in cash is the aggregate of the net cash flows from Business Operations and the net cash flows from Non-Business Operations.  By taking the total net change in cash and removing the cash activity related to Non-Business Operations (distributions, investments and equity raised), the amount remaining is the net cash available from Business Operations (net cash flows generated by investments, net of fees and expenses).

ICON Leasing Fund Twelve, LLC

Performance Analysis (continued)

In summary, CABO is calculated as:

Net change in cash during the period per the GAAP cash flow statement
+ distributions to Members during the period
+ investments made during the period
- debt proceeds to be specifically used to make an investment
- net proceeds from the sale of Interests during the period

= CABO

Cash Available From Business Operations
for the Period January 1, 2013 to September 30, 2013

Cash Balance at January 1, 2013	$30,980,776
Cash Balance at September 30, 2013	$14,151,781
Net Change in Cash		$(16,828,995)
Add Back:
Distributions Paid to Members from January 1, 2013 to September 30, 2013		$19,838,708
Investments made during the Period:
Investment in Notes Receivable	$18,084,045
Investment in Joint Ventures	$11,590,772
		$29,674,817
Deduct:
Net Equity raised during the Period		$(31,816)	(1)
Debt Proceeds used specifically for Investments and activity related to the revolver		$7,500,000
Cash Available from Business Operations (CABO)		$25,216,346	(2)

(1) This amount is the net amount of (a) Sale of Limited Liability Company Interests, (b) Sales and Offering Expenses Paid, (c) Deferred Charges and (d) Repurchase of Limited Liability Company Interests, all directly from the GAAP Cash Flow statement. This amount is deducted as it is not considered a source for distributions.

(2) Cash available from business operations includes the collection of principal and interest from our investments in notes receivable and finance leases.

ICON Leasing Fund Twelve, LLC

Transactions with Related Parties
We entered into certain agreements with our Manager and ICON Securities, LLC (“ICON Securities”), a wholly-owned subsidiary of our Manager and our dealer manager for our offering, whereby we paid certain fees and reimbursements to those parties.  Our Manager was entitled to receive an organizational and offering expense allowance of 3.5% of capital raised up to $50,000,000, 2.5% of capital raised between $50,000,001 and $100,000,000, 1.5% of capital raised between $100,000,001 and $200,000,000, 1.0% of capital raised between $200,000,001, and $250,000,000 and 0.5% of capital raised over $250,000,000.  ICON Securities was entitled to receive a 2% underwriting fee from the gross proceeds from sales of shares to additional members.

In accordance with the terms of our limited liability company agreement, we pay or paid our Manager (i) management fees ranging from 1% to 7% based on the type of transaction, and (ii) acquisition fees, through the end of the operating period, of 3% of the total purchase price (including indebtedness incurred or assumed and all fees and expenses incurred in connection therewith) of, or the value of the Capital Assets secured by or subject to, our investments. For a more detailed analysis of the fees payable to our Manager, please see the Fund’s prospectus.  In connection with the investments made for the period January 1, 2013 through the date of this report, we paid our Manager aggregate acquisition fees in the amount of approximately $1,975,000.

Our Manager performs certain services relating to the management of our equipment leasing and other financing activities.  Such services include, but are not limited to, the collection of lease payments from the lessees of the equipment or loan payments from borrowers, re-leasing services in connection with equipment which is off-lease, inspections of the equipment, liaising with and general supervision of lessees and borrowers to ensure that the equipment is being properly operated and maintained, monitoring performance by the lessees and borrowers of their obligations under the leases and loans, and the payment of operating expenses. Administrative expense reimbursements are costs incurred by our Manager or its affiliates that are necessary to our operations.

Our Manager also has a 1% interest in our profits, losses, cash distributions and liquidation proceeds.  We paid distributions to our Manager of $63,774 and $198,383 for the three and nine months ended September 30, 2013, respectively. We paid distributions to our Manager of $84,930 and $254,839 for the three and nine months ended September 30, 2012, respectively. Additionally, our Manager’s interest in our net loss attributable to the Fund was $124 and $2,937 for the three and nine months ended September 30, 2013, respectively. Our Manager’s interest in our net (loss) income attributable to the Fund was $(36,850) and $824 for the three and nine months ended September 30, 2012, respectively.

Transactions with Related Parties

Fees and other expenses paid or accrued by us to our Manager or its affiliates were as follows:

			Three Months Ended September 30,		Nine Months Ended September 30,
Entity	Capacity	Description	2013	2012	2013	2012
ICON Capital, LLC	Manager	Acquisition fees (1)	$630,085	$281,780	$1,525,062	$1,246,115
ICON Capital, LLC	Manager	Management fees (2)	787,953	1,039,780	2,658,679	3,332,873
ICON Capital, LLC	Manager	Administrative expense reinbursements (2)	493,657	523,530	1,402,269	1,998,170
			$1,911,695	$1,845,090	$5,586,010	$6,577,158

(1) Admount capitalized and amortized to operations
(2) Amount charged directly to operations.

At September 30, 2013 and December 31, 2012, we had a net payable due to the Manager and its affiliates of $52,171 and $278,630, respectively, related to management fees and administrative expense reimbursements.

Your participation in the Fund is greatly appreciated.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON Leasing Fund Twelve, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Balance Sheets

	September 30,	December 31, 2012
	2013
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$14,151,781	$30,980,776
Current portion of net investment in notes receivable	4,606,633	3,504,935
Current portion of net investment in finance leases	11,987,065	23,051,283
Other current assets	853,518	1,283,542
Total current assets	31,598,997	58,820,536
Non-current assets:
Net investment in notes receivable, less current portion	36,855,714	23,912,048
Net investment in finance leases, less current portion	93,084,244	123,879,170
Leased equipment at cost (less accumulated depreciation of
$86,094,029 and $111,464,733, respectively)	85,344,923	141,269,561
Investment in joint ventures	26,871,407	14,286,846
Other non-current assets	2,141,427	3,618,861
Total non-current assets	244,297,715	306,966,486
Total assets	$275,896,712	$365,787,022
Liabilities and Equity
Current liabilities:
Current portion of non-recourse long-term debt	$53,712,795	$62,260,590
Revolving line of credit, recourse	7,500,000	-
Derivative financial instruments	1,220,015	3,267,800
Deferred revenue	2,116,241	3,771,239
Due to Manager and affiliates, net	52,171	278,630
Accrued expenses and other current liabilities	4,618,250	3,345,031
Total current liabilities	69,219,472	72,923,290
Non-current liabilities:
Non-recourse long-term debt, less current portion	5,419,351	61,081,250
Seller's credit	43,811,912	55,453,973
Total non-current liabilities	49,231,263	116,535,223
Total liabilities	118,450,735	189,458,513
Commitments and contingencies
Equity:
Members’ equity:
Additional members	144,242,703	164,205,604
Manager	(1,654,307)	(1,452,987)
Accumulated other comprehensive loss	(958,335)	(4,213,086)
Total members’ equity	141,630,061	158,539,531
Noncontrolling interests	15,815,916	17,788,978
Total equity	157,445,977	176,328,509
Total liabilities and equity	$275,896,712	$365,787,022

ICON Leasing Fund Twelve, LLC
A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Comprehensive Income (Loss) (unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Revenue and other income:
Finance income	$4,347,261	$4,855,187	$13,254,156	$15,235,026
Rental income	7,785,064	10,990,101	27,516,424	33,654,422
Income from investment in joint ventures	327,220	318,981	2,130,332	891,048
Gain on lease termination	2,905,625	-	5,793,000	-
(Loss) gain on sale of assets, net	(2,748,240)	786,109	(5,438,528)	1,075,778
Litigation settlement	-	-	-	418,900
Total revenue and other income	12,616,930	16,950,378	43,255,384	51,275,174
Expenses:
Management fees	787,953	1,039,780	2,658,679	3,332,873
Administrative expense reimbursements	493,657	523,530	1,402,269	1,998,170
General and administrative	504,846	520,300	2,296,447	2,207,752
Interest	2,008,923	3,031,081	7,019,496	9,486,865
Depreciation	7,119,922	10,119,431	26,210,470	30,770,393
Credit loss, net	-	5,411,484	-	5,066,484
Impairment loss	-	-	1,770,529	-
Loss on disposition of asset of foreign investment	1,447,361	-	1,447,361	-
Loss (gain) on derivative financial instruments	184,902	(12,403)	203,445	(2,732,481)
Total expenses	12,547,564	20,633,203	43,008,696	50,130,056
Net income (loss)	69,366	(3,682,825)	246,688	1,145,118
Less: net income attributable to noncontrolling interests	81,783	2,191	540,385	1,062,755
Net (loss) income attributable to Fund Twelve	(12,417)	(3,685,016)	(293,697)	82,363

Other comprehensive income:
Change in fair value of derivative financial instruments	596,722	461,765	1,851,440	1,499,333
Currency translation adjustments during the period	31,185	42,118	8,003	(12,551)
Currency translation adjustment reclassified to net income	1,447,361	-	1,447,361	-
Total other comprehensive income	2,075,268	503,883	3,306,804	1,486,782
Comprehensive income (loss)	2,144,634	(3,178,942)	3,553,492	2,631,900
Less: comprehensive income attributable to noncontrolling interests	95,001	23,036	592,438	1,130,332
Comprehensive income (loss) attributable to Fund Twelve	$2,049,633	$(3,201,978)	$2,961,054	$1,501,568

Net (loss) income attributable to Fund Twelve allocable to:
Additional members	$(12,293)	$(3,648,166)	$(290,760)	$81,539
Manager	(124)	(36,850)	(2,937)	824
	$(12,417)	$(3,685,016)	$(293,697)	$82,363

Weighted average number of additional shares of
limited liability company interests outstanding	348,335	348,507	348,370	348,580

Net (loss) income attributable to Fund Twelve per weighted average
additional share of limited liability company interests outstanding	$(0.04)	$(10.47)	$(0.83)	$0.23

ICON Leasing Fund Twelve, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Changes in Equity

	Members' Equity
	Additional
	Shares of			Accumulated Other
	Limited Liability				Total
	Company	Additional		Comprehensive	Members'	Noncontrolling	Total
	Interests	Members	Manager	Loss	Equity	Interests	Equity
Balance, December 31, 2012	348,429	$164,205,604	$(1,452,987)	$(4,213,086)	$158,539,531	$17,788,978	$176,328,509
Net (loss) income	-	(1,025,892)	(10,363)	-	(1,036,255)	150,268	(885,987)
Change in fair value of derivative financial instruments	-	-	-	597,066	597,066	21,664	618,730
Currency translation adjustments	-	-	-	(45,748)	(45,748)	-	(45,748)
Cash distributions	-	(7,012,531)	(70,830)	-	(7,083,361)	(858,291)	(7,941,652)
Balance, March 31, 2013 (unaudited)	348,429	156,167,181	(1,534,180)	(3,661,768)	150,971,233	17,102,619	168,073,852
Net income	-	747,425	7,550	-	754,975	308,334	1,063,309
Change in fair value of derivative financial instruments	-	-	-	618,817	618,817	17,171	635,988
Currency translation adjustments	-	-	-	22,566	22,566	-	22,566
Cash distributions	-	(6,314,182)	(63,779)	-	(6,377,961)	(839,872)	(7,217,833)
Repurchase of shares of limited liability company interests	(94)	(31,816)	-	-	(31,816)	-	(31,816)
Balance, June 30, 2013 (unaudited)	348,335	150,568,608	(1,590,409)	(3,020,385)	145,957,814	16,588,252	162,546,066
Net (loss) income	-	(12,293)	(124)	-	(12,417)	81,783	69,366
Change in fair value of derivative financial instruments	-	-	-	583,504	583,504	13,218	596,722
Disposition of asset of foreign investment	-	-	-	1,447,361	1,447,361	-	1,447,361
Currency translation adjustments	-	-	-	31,185	31,185	-	31,185
Cash distributions	-	(6,313,612)	(63,774)	-	(6,377,386)	(867,337)	(7,244,723)
Balance, September 30, 2013 (unaudited)	348,335	$144,242,703	$(1,654,307)	$(958,335)	$141,630,061	$15,815,916	$157,445,977

ICON Leasing Fund Twelve, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Cash Flows (unaudited)
	Nine Months Ended September 30,
	2013	2012
Cash flows from operating activities:
Net income	$246,688	$1,145,118
Adjustments to reconcile net income to net cash provided by operating activities:
Finance income	(9,955,061)	(10,160,306)
Rental income paid directly to lenders by lessees	(19,545,766)	(21,969,861)
Income from investment in joint ventures	(2,130,332)	(891,048)
Depreciation	26,210,470	30,770,393
Interest expense on non-recourse financing paid directly to lenders by lessees	1,490,391	2,539,487
Interest expense from amortization of debt financing costs	592,986	680,137
Net accretion of seller's credit and other	1,103,461	1,803,195
Impairment loss	1,770,529	-
Credit loss, net	-	5,066,484
Gain on lease termination	(2,887,375)	-
Loss (gain) on sale of assets, net	5,438,528	(1,075,778)
Loss (gain) on derivative financial instruments	203,445	(2,732,481)
Loss on disposition of assets of foreign investment	1,447,361	-
Changes in operating assets and liabilities:
Collection of finance leases	22,366,193	24,188,491
Other assets	1,335,915	1,057,929
Accrued expenses and other current liabilities	(1,755,409)	(1,110,807)
Deferred revenue	(540,522)	(672,957)
Due to Manager and affiliates, net	(226,459)	40,253
Distributions from joint ventures	42,852	729,748
Net cash provided by operating activities	25,207,895	29,407,997
Cash flows from investing activities:
Proceeds from sale of leased equipment	28,234,694	13,377,666
Investment in joint ventures	(11,590,772)	(137,500)
Distributions received from joint ventures in excess of profits	1,093,691	567,366
Investment in notes receivable	(18,084,045)	(21,393,788)
Principal received on notes receivable	3,826,134	18,670,133
Net cash provided by investing activities	3,479,702	11,083,877
Cash flows from financing activities:
Proceeds from revolving line of credit, recourse	10,500,000	1,200,000
Repayment of revolving line of credit, recourse	(3,000,000)	(1,200,000)
Repayment of non-recourse long-term debt	(30,580,680)	(12,953,659)
Repurchase of shares of limited liability company interests	(31,816)	(128,692)
Distributions to noncontrolling interests	(2,565,500)	(3,463,493)
Cash distributions to members	(19,838,708)	(25,483,465)
Net cash used in financing activities	(45,516,704)	(42,029,309)
Effects of exchange rates on cash and cash equivalents	112	9,545
Net decrease in cash and cash equivalents	(16,828,995)	(1,527,890)
Cash and cash equivalents, beginning of period	30,980,776	26,317,435
Cash and cash equivalents, end of period	$14,151,781	$24,789,545

Supplemental disclosure of cash flow information:
Cash paid for interest	$4,503,454	$4,582,801

Supplemental disclosure of non-cash investing and financing activities:
Principal and interest on non-recourse long-term debt paid directly to lenders by lessees	$30,561,268	$23,587,735
Reclassification of net assets from leased equipment at cost to net investment in
finance lease	$9,376,510	$-
Principal on non-recourse long-term debt paid directly to lenders by buyers of equipment	$4,481,600	$-

ICON Leasing Fund Twelve, LLC

Forward Looking Statements

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”).  These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements.  Forward-looking statements are those that do not relate solely to historical fact.  They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events.  You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “continue,” “further,” “plan,” “seek,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning.  These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected.  We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information

“Total Proceeds Received,” as referenced in the sections entitled Dispositions During the Quarter and Dispositions Following the Quarter, does not include proceeds received to satisfy indebtedness incurred in connection with the investment, if any, or the payment of any fees or expenses with respect to such investment.

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you.  It is typically filed either 45 or 90 days after the end of a quarter or year, respectively.  Usually this means a filing will occur on or around March 31, May 15, August 14, and November 14 of each year.  It contains financial statements and detailed sources and uses of cash plus explanatory notes.  You are always entitled to these reports.  Please access them by:

•	Visiting www.iconinvestments.com, or

•	Visiting www.sec.gov, or

•	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant.  Nevertheless, the reports are immediately available upon your request.